UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2023
Latch, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West 26th Street, Suite 6G, New York, NY	10001
(Address of principal executive offices)	(Zip Code)
(917) 338-3915
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LTCH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	LTCHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed, Latch, Inc. (the “Company”) received delisting notifications from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) following the Company’s failure to timely file its Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2022 and September 30, 2022 (together, the “Delinquent Quarterly Reports”) with the Securities and Exchange Commission (the “SEC”).
Additionally, as reported in a Notification of Late Filing on Form 12b-25 filed with the SEC on April 3, 2023, the Company was unable to timely file its Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”) with the SEC due to the ongoing restatement of the Company’s consolidated financial statements for 2019, 2020, 2021, and the first quarter of 2022 (all such interim and annual periods, the “Affected Periods”). Furthermore, as a result of the ongoing restatement, the Company does not anticipate timely filing its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 (the “First Quarter 2023 Report”) with the SEC.
The Company also previously disclosed that it presented a plan to regain compliance (the “Compliance Plan”) with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) at a March 23, 2023 hearing before a Nasdaq Hearings Panel (the “Panel”). As set forth in the Compliance Plan, the Company intends to regain compliance with the Listing Rule by filing with the SEC, on or before August 4, 2023, (i) the Annual Report, within which the Company expects to include restated financial statements for each of the Affected Periods, (ii) the Delinquent Quarterly Reports, and (iii) the First Quarter 2023 Report.
On April 5, 2023, the Company received a decision from the Panel granting the Company’s request for continued listing on The Nasdaq Global Select Market, subject to the Company demonstrating compliance with the Listing Rule on or before August 4, 2023, and certain other conditions.
On April 6, 2023, the Company received an additional notice from the Staff (the “April Notice”) notifying the Company that it is not in compliance with the Listing Rule as a result of its failure to timely file the Annual Report with the SEC. The April Notice has no immediate effect on the listing or trading of the Company’s shares of common stock or warrants. However, if the Company fails to regain compliance with the Listing Rule by August 4, 2023, the Company’s shares of common stock and warrants will be subject to delisting from Nasdaq.
There can be no assurances that the Company will be able to file the Annual Report, the Delinquent Quarterly Reports, and the First Quarter 2023 Report on or before August 4, 2023.
Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding adoption of the Company’s technology and products. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking information includes, but is not limited to, statements regarding: the Company’s future products, performance, and operations, and the related benefits to stockholders, customers, and residents; the Company’s strategy; the Company’s ability to file the Annual Report, the Delinquent Quarterly Reports, and the First Quarter 2023 Report by August 4, 2023; and the Company’s ability to otherwise comply with the Listing Rule. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including the Company’s ability to implement business plans and changes and developments in the industry in which the Company competes. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on March 1, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. The Company does not give any assurance that it will achieve its expectations.

Item 7.01.    Regulation FD Disclosure.
On April 11, 2023, the Company issued a press release related to the information described in Item 3.01 above (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Report.
The information set forth in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01.    Other Events.
As discussed above, on April 5, 2023, the Company received the Panel’s decision granting the Company’s request for continued listing on the Nasdaq Global Select Market, subject to the Company demonstrating compliance with the Listing Rule on or before August 4, 2023, and certain other conditions.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 11, 2023.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Latch, Inc.

Date:	April 11, 2023	By:	/s/ Marc Landy
		Name:	Marc Landy
		Title:	Interim Chief Financial Officer